UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2024 (April 3, 2024)

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)
(818) 560-1000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by The Walt Disney Company (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on April 9, 2024 (the “Original Form 8-K”) to announce the preliminary results of the Company’s 2024 Annual Meeting of Shareholders held on April 3, 2024 (the “Annual Meeting”). This Amendment is being filed to disclose the final, certified voting results reported by First Coast Results, Inc., the independent Inspector of Election for the Annual Meeting (the “Inspector of Election”).  Pursuant to Instruction 1 to Item 5.07 of Form 8-K, this Amendment is being filed solely to disclose the final voting results that had not been determined at the time of the filing of the Original Form 8-K and, except for as set forth herein, this Amendment does not modify or update any other disclosure contained in the Original Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a-b) The final results of voting received from the Inspector of Election on each of the matters submitted to a vote of security holders during the Annual Meeting are as follows.

1.	Election of Directors:	For	Withhold
	Company’s Board of Director Nominees
	Mary T. Barra	1,107,134,930	84,328,145
	Safra A. Catz	1,115,167,223	76,248,106
	Amy L. Chang	1,148,348,862	43,098,849
	D. Jeremy Darroch	1,147,893,579	43,511,230
	Carolyn N. Everson	1,108,546,931	82,870,427
	Michael B.G. Froman	1,041,407,854	150,327,335
	James P. Gorman	1,160,950,477	30,438,562
	Robert A. Iger	1,118,465,241	73,022,334
	Maria Elena Lagomasino	749,857,222	441,873,001
	Calvin R. McDonald	1,111,262,043	80,118,980
	Mark G. Parker	1,043,810,632	147,566,117
	Derica W. Rice	1,088,315,396	103,062,269

	Trian Group’s Nominees
	Nelson Peltz	370,974,890	819,744,149
	James A. Rasulo	141,546,437	1,049,145,182

	Blackwells Group’s Nominees
	Craig Hatkoff	24,418,048	1,166,185,972
	Jessica Schell	25,164,966	1,165,449,628
	Leah Solivan	24,318,797	1,166,261,970

Based on the final results of voting received from the Inspector of Election, the twelve directors elected at the Annual Meeting are Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice.

		For	Against	Abstentions
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for fiscal 2024	1,204,328,019	50,937,775	11,031,065

The proposal was approved based on the final results of voting.
		For	Against	Abstentions	Broker Non-Votes
3.	Advisory vote to approve executive compensation	935,945,648	239,630,042	18,307,839	72,413,330

The proposal was approved based on the final results of voting.

		For	Against	Abstentions	Broker Non-Votes
4.	Approval of an amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized for issuance	1,045,071,194	82,784,581	66,027,463	72,413,621

The proposal was approved based on the final results of voting.
		For	Against	Abstentions	Broker Non-Votes
5.	Shareholder proposal requesting the Company’s Board of Directors (the “Board”) seek shareholder approval for Section 16 officers' termination payments	95,410,173	1,065,617,327	32,856,460	72,412,899

The proposal did not obtain approval based on the final results of voting.
		For	Against	Abstentions	Broker Non-Votes
6.	Shareholder proposal requesting a report on political expenditures	296,303,157	864,285,701	33,295,114	72,412,887

The proposal did not obtain approval based on the final results of voting.
		For	Against	Abstentions	Broker Non-Votes
7.	Shareholder proposal requesting a report on gender transitioning compensation and benefits	27,588,868	1,120,319,612	23,591,962	94,796,417

The proposal did not obtain approval based on the final results of voting.
		For	Against	Abstentions	Broker Non-Votes
8.	Shareholder proposal requesting publication of recipients of charitable contributions	50,634,036	1,097,491,879	24,374,530	93,796,414

The proposal did not obtain approval based on the final results of voting.

		For	Against	Abstentions	Broker Non-Votes
9.	The Trian Group proposal to repeal each provision or amendment of the Company's Bylaws that has been adopted by the Board (and not the shareholders of the Company) since November 30, 2023	350,371,813	826,599,931	16,912,226	72,412,889

The proposal did not obtain approval based on the final results of voting.
		For	Against	Abstentions	Broker Non-Votes
10.	The Blackwells Group proposal for an advisory vote to cause the Board to increase its size by the number of nominees recommended by the Board at the Annual Meeting that fail to be elected, if any, for failure to receive more votes than a Trian Group Nominee or a Blackwells Group Nominee, and to appoint any and all such nominees recommended by the Board to fill the newly created corresponding vacancies	33,080,217	1,145,255,927	15,547,554	72,413,161

The proposal did not obtain approval based on the final results of voting.

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
	Name:	Jolene E. Negre
	Title:	Associate General Counsel and Secretary

 Dated: April 17, 2024